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                                                                  Exhibit 23.2



                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-5521, No. 33-71614 and No. 33-92284) of
Communications Intelligence Corporation of our report dated November 1, 1996 appearing on page 22 of this Form 10-K/A.


PRICE WATERHOUSE LLP

San Jose, California
November 12, 1996